SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                                 AQUAGENIX, INC.
                (Name of Registrant as Specified in Its Charter)



                                AQUAGENIX, INC.
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                                 AQUAGENIX, INC.
                              6500 N.W. 15TH AVENUE
                         FORT LAUDERDALE, FLORIDA 33309

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 1, 1997

                                ----------------


To the Stockholders of
AQUAGENIX, INC.:

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Aquagenix, Inc., a Delaware corporation (the "Company"), will be held at 5:00 p.m., local time, on Friday, August 1, 1997, at The Naples Registry Resort, 475 Seagate Drive, Naples, Florida 33942, for the following purposes:

         (1) To elect five members to the Company's Board of Directors to hold office until the Company's 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Coopers & Lybrand, L.L.P., independent certified public accountants, as the Company's auditors; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on June 9, 1997 are entitled to vote at the Annual Meeting or any adjournments thereof.

                                            By Order of the Board of Directors



                                            ANDREW P. CHESLER
                                            CHAIRMAN OF THE BOARD

Fort Lauderdale, Florida
June 17, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1997 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                 AQUAGENIX, INC.

                                ----------------

                                 PROXY STATEMENT

                                ----------------


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Aquagenix, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use at the 1997 Annual Meeting of Stockholders of the Company to be held at 5:00 p.m., local time, on Friday, August 1, 1997, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Stockholders.

         The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is June 17, 1997. Stockholders should review the information provided herein in conjunction with the Company's 1996 Annual Report, which accompanies this Proxy Statement. The Company's principal executive offices are located at 6500 N.W. 15th Avenue, Fort Lauderdale, Florida 33309, and its telephone number is (305) 975-7771.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

         (1) The election of five members to the Company's Board of Directors to serve until the Company's 1998 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of Coopers & Lybrand, L.L.P., independent certified public accountants, as the Company's auditors; and

         (3) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (a) FOR the election of the five nominees for director named below, and (b) FOR the proposal to ratify the appointment of

Coopers & Lybrand, L.L.P., independent public accountants, as the Company's auditors. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made. The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on June 9, 1997 as the record date (the "Record Date") for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 4,463,624 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. Stockholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

         Pursuant to Delaware law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. However, abstentions are treated as present and entitled to vote and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted.

         A list of stockholders entitled to vote at the Annual Meeting will be available at the Company's offices, 6500 N.W. 15th Avenue, Fort Lauderdale, Florida 33309, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder.

                               SECURITY OWNERSHIP

         The following table sets forth, as of May 20, 1997, the number of shares of Common Stock which were owned beneficially by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director, (iii) each executive officer and (iv) all directors and executive officers as a group:

                                                                                       PERCENTAGE OF
NAME AND ADDRESS OF                                AMOUNT AND NATURE OF             OUTSTANDING SHARES
BENEFICIAL OWNER(1)                              BENEFICIAL OWNERSHIP(2)                  OWNED(2)
-------------------                              -----------------------            ------------------

DIRECTORS

Andrew P. Chesler..............................         950,088(3)                        21.3%
Jeffrey T. Katz................................         148,000(4)                         3.3%
Fred S. Katz ..................................          47,500(5)                         1.1%
Abraham S. Fischler............................          20,000(6)                         0.4%
Allen H. Stern ................................           5,000(7)                         0.1%

OTHER EXECUTIVE OFFICER

Helen Chia.....................................           5,000(8)                         0.1%
All directors and executive officers
   as a group (six persons)....................       1,175,588(3)-(8)                    26.3%

BENEFICIAL STOCKHOLDERS (5%)

Nicolas Berggruen..............................         428,028(9)                         9.6%
The Equitable Life Assurance Society of
    the United States..........................         351,197(10)                        7.9%
Dabney Resnick Imperial, L.L.C.................         336,349(11)                        7.5%
Ray A. and Shirley J. Spirnock.................         270,000(12)                        6.0%


-------------------------------------

(1) Unless otherwise indicated, the address of each beneficial owner is Aquagenix, Inc., 6500 N.W. 15th Avenue, Fort Lauderdale, Florida 33309.
(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon exercise of options and warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the date hereof have been exercised.
(3) Includes (i) 1,600 shares of Common Stock held by Mr. Chesler's wife, and (ii) 230,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Employee Stock Option Plan.
(4) Represents (i) 141,000 shares of Common Stock, (ii) 2,000 shares issuable upon the exercise of Warrants of the Company, and (iii) 5,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan. Does not include 5,000 shares of Common Stock issuable upon the exercise of options granted under the same Plan, which options are presently not exercisable.

(5)    Represents 47,500 shares of Common Stock.
(6) Represents (i) 12,500 shares of Common Stock, and (ii) 7,500 shares issuable upon the exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan. Does not include 12,500 shares of Common Stock issuable upon the exercise of options granted under the same Plan, which options are presently not exercisable.
(7) Represents 5,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Amended and Restated Directors Stock Option Plan. Does not include 5,000 shares of Common Stock issuable upon the exercise of options granted under the same Plan, which options are presently not exercisable.
(8) Includes 5,000 shares of Common Stock issuable upon the exercise of options granted under the Company's Employee Stock Option Plan. Does not include 40,000 shares of Common Stock issuable upon the exercise of options granted under the same Plan, which options are not presently exercisable.
(9) Represents 295,528 shares and 132,500 shares of Common Stock held by Tarragona Fund, Inc. and Alpha Atlas Holdings, LDC, respectively, both companies of which are beneficially owned by Mr. Berggruen.
(10) Represents warrants to purchase an aggregate of 351,197 shares of the Company's Common Stock pursuant to an Amended and Restated Senior Secured Note and Warrant Purchase Agreement, dated as of December 15, 1995 in relation to the funding of the acquisition of AmerAquatic, Inc. in October 1995.
(11) Represents warrants to purchase an aggregate of 336,349 shares of the Company's Common Stock pursuant to certain warrant agreements in relation to the provision of financial consulting services.
(12) Represents shares of Common Stock issued pursuant to the terms of a Stock Purchase Agreement, dated as of June 7, 1996, for the acquisition of Aquatic and Right of Way Control, Inc.


                         ELECTION OF DIRECTORS; NOMINEES

             The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors within the units specified by the Company's Certificate of Incorporation. The Board of Directors has fixed at five the number of directors that will constitute the Board of Directors for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 1998 Annual Meeting of Stockholders or when his successor has been duly elected and qualified.

             The Company has nominated each of Andrew P. Chesler, Abraham S. Fischler, Fred S. Katz, Allen H. Stern and Jeffrey T. Katz to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each Proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

                                   MANAGEMENT


EXECUTIVE OFFICERS, DIRECTORS AND SIGNIFICANT EMPLOYEES

         The executive officers, directors and significant employees of the Company are as follows:

                NAME                       AGE                         POSITION
-------------------------------------     ------    ----------------------------------------------------


Andrew P. Chesler....................       30      Chairman of the Board, Chief Executive Officer,
                                                    President and Treasurer

Helen Chia...........................       33      Chief Financial Officer and Secretary

Abraham S. Fischler..................       69      Director

Fred S. Katz.........................       58      Director

Allen H. Stern.......................       38      Director

Jeffrey T. Katz......................       29      Director

John P. Hart.........................       50      Executive Vice President

William E. Lloyd.....................       52      President of Aquagenix Land-Water Technologies
                                                    of Arizona, Inc.

Joseph J. Campolong..................       30      Vice President, Production of Aquagenix Land-
                                                    Water Technologies, Inc.

Robert Craig Smith...................       32      Vice President, Sales of Aquagenix Land-Water
                                                    Technologies, Inc.

Garry Seitz..........................       51      Chief Compliance Officer of Aquagenix Land-Water
                                                    Technologies, Inc.

         ANDREW P. CHESLER has served as the Company's Chairman of the Board, Chief Executive Officer, President and Treasurer since February 1996. Mr. Chesler co-founded the Company and had been Executive Vice President of the Company since June 1993. Mr. Chesler also co-founded ALWT and has been Chairman, President and Chief Operating Officer since October 1990. From 1990 to present, Mr. Chesler has also served as the Company's Chief Information Officer.

         HELEN CHIA has served as the Company's Chief Financial Officer since January 1996. Ms. Chia was appointed as Secretary for the Company in February 1996. She joined the Company in April 1995 as Corporate Controller for the Company. From February 1992 to December 1994, she served as Corporate Controller for Milk Products Holdings (SEA) Pte Ltd, a Singapore-based company with an annual sales of approximately $500 million, whose principal business is in the trading of dairy products through its eight subsidiaries and nine associates operating throughout Southeast Asia, South Africa and the Indian subcontinent. From January 1986 to December 1991, she was with the public accounting firm of KPMG Peat Marwick.

         ABRAHAM S. FISCHLER has been a director of the Company since September 1994. Since July 1992, Mr. Fischler has been President Emeritus of Nova University, Fort Lauderdale, Florida. From July 1970 to July 1992, Mr. Fischler served as President of Nova University.

         FRED S. KATZ has been a director of the Company since November 1994. Mr. Katz has been Managing Director of Whale Securities Co., L.P. for more than the past five years. Mr. Katz has been a director of UNSI Corp. since 1992. He has been Chairman of the Board and Chief Executive Officer of Cyclone Incorporated, a manufacturer of cyclone fences, since December 1994.

         ALLEN H. STERN has been a director of the Company since February 1996. Mr. Stern is currently a Senior Vice President with the Corporate Finance Department of Dabney Resnick, Inc., a Beverly Hills, California-based investment bank and has been with Dabney Resnick, Inc. since 1993. From 1987 to 1993, Mr. Stern was Senior Vice President in Binswanger Company, where he was the founder of the Corporate Finance Real Estate Department. From 1980 to 1986, Mr. Stern was in leveraged leasing and equipment project finance with First NH Resources and Bank New England Leasing.

         JEFFREY T. KATZ has been a director of the Company since March 1996. Mr. Katz is currently the President, Chief Executive Officer and founder of Blueberry Intermodal Inc., a chassis leasing company founded in 1995 which leases chassis for newly designed "large-spec"containers for international shipping and has operations in the Continental United States. In 1991, Mr. Katz was the co-founder of Porter Capital Management, a hedge fund based in Sausalito, California and continues currently as a limited partner. Between 1989 to 1991, Mr. Katz was in the securities industry on the Pacific Stock Options Exchange with Adler, Coleman & Co. and Casey Securities, Inc.

         JOHN P. HART joined the Company in April 1997 as the President and Chief Executive Officer of Aquagenix Land-Water Technologies, Inc., the largest subsidiary of the Company. He was also appointed as Executive Vice President of the Company in May 1997. Mr. Hart was previously the Senior Vice President and director of Metcalf & Eddy's southern region, an environmental engineering and consulting firm, where he led the firm through significant growth in Florida, Georgia and Texas. From 1983 to 1995, he served as an elected city and county official of various civic and political associations, including Chairman of the Board of County Commissioners, Broward County, Florida and Council member and Mayor of City of North Lauderdale, Florida, where he directed and managed policy and budget operations for the regional governments in southern Florida.

         WILLIAM E. LLOYD joined the Company in November 1995 as Vice President, Marketing/Special Projects. In May 1997, he was appointed as President of Aquagenix Land-Water Technologies of Arizona, Inc. From 1981 to 1995, Mr. Lloyd was Vice-President of AmerAquatic, Inc. Prior to his tenure at AmerAquatic, he was President of Lakes and Waterways Management Services, a subsidiary of The 3M Company from 1978 and 1980. Mr. Lloyd holds a Juris Doctor law degree and a Bachelor of Science in Marketing and Management from the University of Florida.

         JOSEPH J. CAMPOLONG, Vice President, Production, has been with the Company since June 1990 and has been instrumental in the expansion of the Company's production unit. His current responsibility is the management of all production activities in the Southeastern United States. Additionally, he is the Chief Compliance Officer for the Company.

         ROBERT CRAIG SMITH has been with the Company since 1990. Mr. Smith has been and is directly involved in the sales growth of the Company's aquatic and vegetation management operations throughout Florida and the South Eastern United States. Mr. Smith is currently responsible for the developing new client business, maintaining existing customer relations and overseeing all sales representatives of the branch offices.

         GARRY SEITZ joined the Company in January 1997 as Chief Compliance Officer of Aquagenix Land-Water Technologies, Inc. Dr. Seitz was the owner of Green Pastures, Inc., the Georgia-based vegetation management firm acquired by the Company in December 1996. Prior to forming Green Pastures in 1980, Dr. Seitz held a variety of research and agronomist positions with Chemlawn Corp. of Atlanta, a national landscape organization. He holds a Ph.D. in Agronomy from the University of Florida.

ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS

         The Company's officers are elected annually by the Board of Directors and serve at the discretion of the Board of Directors. The Company's directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified.

         In connection with the IPO, the Company agreed with Whale Securities Co., L.P., who acted as the underwriter (the "Underwriter"), for a period of five years, to nominate and use its best efforts to elect a designee of the Underwriter as a director of the Company. In November 1994, the Underwriter exercised this right and named Fred S. Katz as its designee.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Company has four committees, the Audit Committee, Compensation Committee, Employee Stock Option Committee and the Directors Stock Option Committee. The members of the Audit Committee consist of Andrew P. Chesler, Abraham S. Fischler and Fred S. Katz. The principal functions of the Audit Committee are to recommend the annual appointment of the Company's independent auditors, to consult and review with the Company's auditors concerning the scope of the audit and the results of their examination, to review and approve any material accounting policy changes affecting the Company's operating results and to review the Company's internal control procedures.

         The Compensation Committee, whose members consist of Abraham S. Fischler, Allen H. Stern and Jeffrey T. Katz, reviews and recommends compensation and benefits for the executives of the Company. The Employee Stock Option Committee and Director Stock Option Committee, has the sole and exclusive authority to grant stock options to employees and to directors who are also employees or consultants of the Company, respectively. The Employee Stock Option Committee consists of Allen H. Stern and Jeffrey T. Katz, and the only member of the Directors Stock Option Committee is Andrew P. Chesler.

         During the fiscal year ended December 31, 1996, the Company's Board of Directors held meetings and took action by unanimous written consent a total of six (6) times.

COMPENSATION OF DIRECTORS

         The Company pays directors who are not employees of the Company a fee of $250 per meeting of the Board, and reimburses all directors for their expenses in connection with their activities as directors of the Company. In 1995, the Company also paid Mr. Trent consulting fees of $9,750. Directors of the Company who are also employees of the Company do not receive options under the Company's Directors Stock Option Plan (the "Directors Plan"). The Directors Plan was amended in May 1996 ("the Amended and Restated Directors Stock Option Plan") to effect the following changes: (I) to increase the number of shares available for issuance thereunder from 50,000 shares to 250,000 shares; (ii) the Directors Stock Option Committee will have the authority to determine the annual amount of options to be granted to a non-employee director; (iii) all options granted shall be exercisable in two equal installments each on the first and second anniversary dates following the date of the grants; and (iv) any unexercised portion of the options shall automatically terminate on the date the optionee ceases to be a director of the Company except upon death whereupon the options will expire within sixty days. This amended Directors Plan has been approved by the written consent of the holders of a majority of the Company's outstanding stock as at December 31, 1996. Any options granted pursuant to the Directors Plan have a term of five years and have an option price equal to the fair market value of the Company's Common Stock on the date of grant.

         During 1994 and 1995, in accordance with the Directors Plan, the Company granted a total of 15,000 options to purchase 15,000 shares of Common Stock to non-employee directors. During 1996, under the Amended and Restated Directors Stock, a total of 85,000 options to purchase 85,000 shares of the Company's common stock at an exercise price of $3.88 were granted to the four non-employee directors of the Company.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Common Stock on Forms 4 or
5. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         Based solely on a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during the year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following compensation table sets forth, for the three fiscal years ended December 31, 1994, 1995 and 1996, the cash and certain other compensation paid by the Company to Andrew P. Chesler, the Company's Chief Executive Officer, and the Company's previous two executive officers whose compensation for 1995 and 1996 exceeded $100,000 (collectively, the "Named Executive Officers"). No other executive officer had an annual salary and bonus in excess of $100,000 during such years.



                                                                                        LONG-TERM
                                                                                      COMPENSATION
                                           ANNUAL COMPENSATION                           AWARDS
                                ------------------------------------                  -------------
                                                                     OTHER ANNUAL
                                            SALARY       BONUS       COMPENSATION      OPTIONS/SARS
            NAME AND
       PRINCIPAL POSITION          YEAR       ($)         ($)             ($)               (#)
-----------------------------------------------------------------------------------------------

Andrew P. Chesler
   Chairman of the Board         1994       $157,665       -              (1)
   Chief Executive Officer       1995       $170,000       -              (1)             20,000(2)
   President and Treasurer       1996       $176,000     $20,000           -              60,000(3)
                                                                                         100,000(4)
                                                                                          50,000(5)

Alan H. Chesler                  1994        $94,000       -              (1)               -
   Former Chairman of
   the Board,                    1995       $170,000       -              (1)               -
   Secretary and Treasurer       1996         -            -              (1)               -

Robert Radler                    1994       $154,361       -              (1)               -
   Former President              1995       $170,000       -              (1)               -
                                 1996         -            -               -                -
----------


(1) Represents certain perquisites, the value of which did not exceed the lesser of $50,000 or ten percent of the Named Executive Officer's cash compensation.
(2) Represents options granted under the Company's Employee Stock Option Plan at an exercise price of $5.00 per share, the initial public offering price of the Common Stock.
(3) Represents options granted under the Company's Employee Stock Option Plan at an exercise price of $3.88 per share.
(4) Represents options granted under the Company's Employee Stock Option Plan at an exercise price of $5.13 per share.
(5) Represents options granted under the Company's Employee Stock Option Plan at an exercise price of $7.50 per share.

EMPLOYMENT AGREEMENTS

      In June 1993, the Company entered into five-year employment agreements with each of Alan H. Chesler, Robert A. Radler and Andrew P. Chesler, which are automatically renewable and provide for initial annual base compensation of $94,000, $150,000 and $150,000, respectively, and such increases in such base compensation and bonuses as the Board of Directors may from time to time determine. The employment agreements provide for employment on a full-time basis (except for the Company's agreement with Alan H. Chesler, which requires him to devote at least 75% of his business time to the Company), and contain a provision that the employee will not compete or engage in a business competitive with the current or anticipated business of the Company for the term of the agreement and for one year thereafter if the executive is terminated for cause or the executive terminates his employment. The employment agreements also provide that the executive or the Company can terminate the employment agreement, without cause, upon sixty days notice. If the executive is terminated for cause, as defined in each employment agreement, the executive is not entitled to receive severance pay. If the executive is terminated without cause, he is entitled to receive his then current salary for the remaining term of the employment agreement.

      In February 1996, the annual base salaries for Alan H. Chesler and Robert
A. Radler were reduced to $127,500 and $158,000, respectively. In the same month, both Alan H. Chesler and Robert A. Radler resigned as executive officers of the Company. However, they agreed to provide outside consulting services to the Company.

      In April 1996, both Mr. Alan H. Chesler and Mr. Robert A. Radler ceased providing any consulting services to the Company. It was mutually agreed with Mr. Alan H. Chesler that his employment agreement with the Company was terminated. However, in order to maintain the base compensation for Mr. Radler at the current level, the Company entered into a settlement agreement with him to continue his compensation until June 1998 subject to certain conditions and obligations by Mr. Radler.

OPTIONS GRANTS TABLE

      The following table sets forth information concerning the grant of stock options to Mr. Andrew P. Chesler during the year ended December 31, 1996. No stock appreciation rights were granted.

                                   OPTIONS GRANTED IN THE YEAR ENDED DECEMBER 31, 1996
----------------------------------------------------------------------------------------------------------------------
                                                              % OF TOTAL OPTIONS
                                           NUMBER OF         GRANTED TO EMPLOYEES        EXERCISE
                                            OPTIONS           IN THE YEAR ENDED         PRICE PER        EXPIRATION
                NAME                      GRANTED (1)         DECEMBER 31, 1996         SHARE (2)           DATE
-------------------------------------  -----------------  --------------------------  --------------  ----------------

Andrew P. Chesler . . . . . . .              60,000                 10.5%                 $3.88            3/8/06
                                            100,000                 17.5%                 $5.13           11/1/06
                                             50,000                  8.8%                 $7.50           11/1/06
                                            210,000                 36.8%

-------------------------

(1) Total number of options granted during the year ended December 31, 1996 was 570,000.

(2) Options granted in 1996 are pursuant to the Company's Employee Stock Option Plan. Options granted under the Employee Stock Option Plan have a term of ten years and vest over a five-year period at the rate of 20% each year. However, the Employee Stock Option Committee, may in its sole discretion, accelerate the exercise of any employee options.

AGGREGATED FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information concerning unexercised stock options held by Mr. Andrew P. Chesler as of December 31, 1996. No stock options were exercised by him during the period ended December 31, 1996. No stock appreciation rights were granted or are outstanding.



                                  NUMBER OF UNEXERCISED OPTIONS        VALUE OF UNEXERCISED IN-THE-MONEY
                                    HELD AT DECEMBER 31, 1996           OPTIONS AT DECEMBER 31, 1996(1)
                               -----------------------------------   --------------------------------------
          NAME                   EXERCISABLE       UNEXERCISABLE        EXERCISABLE         UNEXERCISABLE
------------------------------ ---------------   -----------------   -----------------    -----------------

Andrew P. Chesler.............      8,000             222,000             $10,000             $269,200


------------------------

(1) The closing sale price of the Common Stock on December 31, 1996 as reported by NASDAQ was $6.25 per share. Value is calculated by multiplying
      (a) the difference between $6.25 and the option exercise price by (b) the number of shares of Common Stock underlying the option.

LONG-TERM INCENTIVE AND PENSION PLANS

         The Company does not have any long-term incentive or pension plans.

                              CERTAIN TRANSACTIONS

GUARANTEES

         In 1996, the revolving line of credit with SunTrust has been personally guaranteed by Alan H. Chesler, Andrew P. Chesler and Robert A. Radler. The Company anticipates that no further personal guarantees of the Company's indebtedness by its executive officers will be granted in any future borrowings.

INDEMNIFICATION AGREEMENTS

         The Company has entered into indemnification agreements with each of its executive officers and directors pursuant to which the Company has agreed to indemnify each such person for all expenses and liabilities, including criminal monetary judgments, penalties and fines, incurred by such person in connection with any criminal or civil action brought or threatened against such person by reason of such person being or having been an officer, director or employee of the Company or its subsidiaries. In order to be entitled to indemnification by the Company, such person must have acted in good faith and in a manner such person believed to be in the best interests of the Company and, with respect to criminal actions, such person must have had no reasonable cause to believe his conduct was unlawful.

TRANSACTIONS WITH AFFILIATES

         In December 1993, Alan H. Chesler and Andrew P. Chesler granted Robert
A. Radler six-year options to purchase 24,390 and 12,195 shares of Common Stock, respectively, at an exercise price of $3.28 per share. As of December 31, 1996, these options remain unexercised.

         In March 1996, Alan H. Chesler granted Andrew P. Chesler an option until April 9, 1996, to purchase 435,000 shares of Common Stock. The option was exercised by Andrew P. Chesler. Alan H. Chesler is the father of Andrew P. Chesler.

         During the year ended December 31, 1996, the Company obtained investment banking services from Dabney Resnick Imperial L.L.C. Allen H. Stern is the Senior Vice President with the corporation. In November 1996, the Board of Directors approved the issuance of 100,000 warrants and a cash payment of $125,000 to Dabney Resnick Imperial L.L.C. as compensation for future investment banking services rendered by the corporation. These warrants have a term of five years and are exercisable at $4.88 per share. The compensation expense of $200,000 in relation to these warrants have been computed based on the fair value of these warrants on the date of the grant and is being amortized over three years.

     The Board of Directors also approved the issuance of 100,000 stock options to First Taconic Capital as compensation for investment banking and staffing services rendered for the year ended December 31, 1996. Fred S. Katz is a partner of the firm. These options were exercised on February 25, 1997 at an exercise price of $5.00 per share. The compensation expense of $56,000 in relation to these warrants have been computed based on the fair value of these warrants on the date of the grant.

              RATIFICATION OF APPOINTMENT OF THE COMPANY'S AUDITORS

         The appointment of Coopers & Lybrand, L.L.P. as independent auditors of the Company for the fiscal year ended December 31, 1997, will be ratified.

         Although the Board of Directors of the Company is submitting the appointment of Coopers & Lybrand, L.L.P. for stockholder approval, it reserves the right to change the selection of Coopers & Lybrand, L.L.P. as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder approval. Representatives of Coopers & Lybrand, L.L.P. are not expected to be present at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF COOPERS & LYBRAND, L.L.P. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

         The Company is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                  OTHER MATTERS

         Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                  STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE
                  COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

         Stockholder proposals intended to be presented at the Company's 1998 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by the Company at its executive offices by January 30, 1998, for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                    AVAILABILITY OF FORM 10-KSB ANNUAL REPORT

         A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996, including related exhibits as filed with the Securities and Exchange Commission, is available without charge to stockholders upon request to Andrew P. Chesler, President, 6500 Northwest 15th Avenue, Fort Lauderdale, Florida 33309.

                                           By Order Of The Board of Directors



Fort Lauderdale, Florida                   ANDREW P. CHESLER
June 17, 1997                              CHAIRMAN OF THE BOARD

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS

                                 AQUAGENIX, INC.

             PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- AUGUST 1, 1997

     The undersigned, revoking all previous proxies, hereby appoint(s) Andrew P. Chesler as Proxy, with full power of substitution, to represent and to vote all Common Stock of Aquagenix, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held in Naples, Florida on Friday, August 1, 1997, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the person named herein will vote thereon in accordance with his best judgment. All powers may be exercised by said Proxy. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING.

     1. ELECTION OF DIRECTORS. Nominees: Andrew P. Chesler, Abraham S. Fischler, Fred S. Katz, Allen H. Stern and Jeffrey T. Katz

        [ ]      FOR ALL NOMINEES LISTED (Except as specified here:___________)

        OR

        [ ]      WITHHOLDING AUTHORITY to vote for all nominees listed above

        [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

     2. Proposal to Ratify the Appointment of Independent Auditors.

        [ ]  FOR          [ ]  AGAINST     [ ]  ABSTAIN

     The shares represented by this proxy will be voted as directed. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

                                           Dated                         , 1997
                                                -------------------------

-----------------------------              ------------------------------------
(Print Name)                               (Signature)

-----------------------------              ------------------------------------
(Print Name)                               (Signature)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person, indicating such officer's or other person's title.

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.